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                               INAMED CORPORATION

                                       and

                         U.S. STOCK TRANSFER CORPORATION
                                As Warrant Agent





                                WARRANT AGREEMENT


                            DATED AS OF JULY 2, 1997









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

                                TABLE OF CONTENTS


SECTION 1  APPOINTMENT OF WARRANT AGENT......................................1
SECTION 2  WARRANT SERIES....................................................1
SECTION 3  WARRANT CERTIFICATES..............................................2
SECTION 4  EXECUTION OF WARRANT CERTIFICATES.................................2
SECTION 5  REGISTRATION AND COUNTERSIGNATURE.................................2
SECTION 6  REGISTRATION OF TRANSFERS AND EXCHANGES...........................3
SECTION 7  TERMS OF WARRANTS; EXERCISE OF WARRANTS; USE OF PROCEEDS..........4
SECTION 8  PAYMENT OF TAXES..................................................6
SECTION 9  MUTILATED OR MISSING WARRANT CERTIFICATES.........................7
SECTION 10 RESERVATION OF WARRANT SHARES.....................................7
SECTION 11 OBTAINING STOCK EXCHANGE LISTINGS.................................8
SECTION 12 ADJUSTMENT OF EXERCISE PRICE; REGISTRATION; AND NUMBER OF
               WARRANT SHARES ISSUABLE.......................................8
SECTION 13 REDEMPTION OF WARRANTS...........................................15
SECTION 14 RIGHTS OF WARRANT HOLDERS........................................16
SECTION 15 FRACTIONAL INTERESTS.............................................16
SECTION 16 NOTICES TO WARRANT HOLDERS.......................................17
SECTION 17 MERGER, CONSOLIDATION OR CHANGE OF NAME OF
               WARRANT AGENT................................................17
SECTION 18 WARRANT AGENT....................................................18
SECTION 19 CHANGE OF WARRANT AGENT..........................................20
SECTION 20 NOTICES TO COMPANY AND WARRANT AGENT.............................20
SECTION 21 SUPPLEMENTS AND AMENDMENTS.......................................21
SECTION 22 SUCCESSORS.......................................................21
SECTION 23 TERMINATION......................................................21
SECTION 24 GOVERNING LAW....................................................21
SECTION 25 BENEFITS OF THIS AGREEMENT.......................................22
SECTION 26 COUNTERPARTS.....................................................22
SECTION 27 REMEDIES.........................................................22

Exhibit A         Form of Warrant Certificate
Exhibit B         Form of Election for Exercise

                  WARRANT AGREEMENT dated as of July 2, 1997 between Inamed Corporation, a Florida corporation (the "Company"), and U.S. Stock Transfer Corporation, as Warrant Agent (the "Warrant Agent").

                  WHEREAS, the Company proposes to issue Common Stock Purchase Warrants, as hereinafter described (the "Warrants"), to purchase up to an aggregate of 1,846,071 shares of Common Stock, par value $.01 (the "Common Stock"), of the Company (the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares");

                  WHEREAS, the Company is a party to certain litigation (the "Litigation") pending in the United States District Court for the Northern District of Alabama, Southern Division stylized as "Silicone Gel Breast Implant Products Liability Litigation (MDL 926)";

                  WHEREAS, the Company has in the Litigation applied for an order certifying Inamed Corporation's Mandatory (non "opt-out" Limited Fund) Class under Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure, pursuant to which the Company would be required to deposit approximately $10 million into the limited fund thereby established; and

                  WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance of Warrant Certificates (as defined below) and other matters as provided herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1         APPOINTMENT OF WARRANT AGENT

                  The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

SECTION 2         WARRANT SERIES

                  The Warrants shall be issued in one series, and shall be exercisable by any holder of Warrants at a price of $8.00 per Warrant Share (as it may be adjusted as described herein, the "Exercise Price"), with an aggregate exercise price of $14,768,571.

SECTION 3         WARRANT CERTIFICATES

                  The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto.

SECTION 4         EXECUTION OF WARRANT CERTIFICATES

                  Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary under its corporate seal, if any. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he or she shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

                  In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

                  Warrant    Certificates   shall   be   dated   the   date   of
countersignature by the Warrant Agent.

SECTION 5         REGISTRATION AND COUNTERSIGNATURE

                  The Warrant Agent, on behalf of the Company, shall number and register the Warrant Certificates in a register as they are issued by the Company.

                  Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Company, initially countersign, issue and

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

deliver Warrants entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in the first recital hereof and shall countersign and deliver Warrants as otherwise provided in this Agreement.

                  The Company and the Warrant Agent may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

SECTION 6         REGISTRATION OF TRANSFERS AND EXCHANGES

                  The Warrant Agent shall from time to time register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender thereof accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney and accompanied by such evidence as the Warrant Agent shall require that such transfer is in compliance with applicable securities laws. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Warrant Agent. Canceled Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company.

                  Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Warrant Agent at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by such Warrant Agent in a manner satisfactory to the Company.

                  The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this Section 6 and of Section 5, the new Warrant Certificates required pursuant to the provisions of this Section 6.

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

SECTION 7         TERMS OF WARRANTS; EXERCISE OF WARRANTS; USE OF PROCEEDS

                  Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised from and after August 15, 1997 until 5:00 p.m., New York City time on March 31, 2000, to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price. Each Warrant not exercised prior to 5:00 p.m., New York City time, on March 31, 2000, shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

                  To exercise a Warrant the Warrant holder must elect and sign the exercise election on the reverse side of the Warrant Certificate and deliver to the Warrant Agent (a) the Warrant Certificate or Warrant Certificates evidencing the Warrants to be exercised and (b) cash or a certified or official bank check payable to the Company for the Exercise Price for such Warrants. The signature on the form of election shall be guaranteed by an Eligible Guarantor Institution as defined under Rule 17Ad- 15 under the Securities Exchange Act of 1934, as amended.

                  Subject to the provisions of Section 8 hereof, upon an exercise of a Warrant, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants; provided, however, that if any consolidation, merger or lease or sale of substantially all of its assets is proposed to be effected by the Company, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such exercise as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence. Such Warrant Certificate or Warrant Certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

                  The Warrants shall be exercisable at the election of any holder thereof, either in full or from time to time in part (but in no event for less than one whole share of Common Stock) and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new Warrant Certificate evidencing the remaining Warrant or Warrants with respect to whole shares of Common Stock issuable upon exercise will be issued, and the Warrant Agent is hereby irrevocably

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

authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 7 and of Section 3 hereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

                  All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner satisfactory to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

                  The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

                  A holder of Warrant Shares issued upon the exercise of Warrants, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act of 1933, as amended (the "Act"), or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such Warrant Shares to all rights to which it would have been entitled as holder of the Warrants under Section 12 and the other provisions of this Agreement. The Company will, at the time of each exercise of any Warrants, in whole or in part, upon the request of the holder of the Warrant Shares issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

                  The Company shall not by any action including, without limitation, amending its articles of incorporation or By-Laws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of a holder of Warrants against impairment. Without limiting the generality of the foregoing but expressly excluding any rights to anti-dilution protection except as expressly set forth in Section 12, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of the Warrants above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Warrants, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement.

                  The proceeds to the Company from the exercise of any Warrants shall be transferred directly to and deposited in an escrow fund (the "Escrow Fund") to be maintained at a depository institution (the "Escrow Agent") as a trust fund maintained for the sole purpose of extinguishing the Litigation and other breast implant litigation, on the terms and subject to the conditions of this Agreement. Concurrently with the occurrence of either of the events described in the second paragraph of Section 13 or another event giving rise to the extinguishment of one or more breast implant litigation actions, the Company will deliver to the Escrow Agent: (1) a certificate (the "Certificate") duly completed and executed by the Company stating that such event has occurred; and
(2) a conformed or certified copy of the order(s) issued by or settlement agreements reached in the appropriate court(s) having jurisdiction over such litigation. Upon receipt of the Certificate, the Escrow Agent shall be entitled to rely conclusively upon the statements and instructions set forth in the Certificate and shall transfer the funds from the Escrow Fund as instructed in the Certificate for purposes of extinguishing such litigation. If the Escrow Agent shall not receive the Certificate before the close of business on December 31, 2004, the Escrow Agent shall deliver the funds in the Escrow Fund to the Company, to be held by the Company and used solely for the purpose of extinguishing breast implant litigation, including the Litigation.

SECTION 8         PAYMENT OF TAXES

                  The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any Warrant Certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

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
SECTION 9         MUTILATED OR MISSING WARRANT CERTIFICATES

                  In case any of the Warrant  Certificates  shall be  mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

SECTION 10        RESERVATION OF WARRANT SHARES

                  The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

                  The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes.

                  The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

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
SECTION 11        OBTAINING STOCK EXCHANGE LISTINGS

                  The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on, and freely eligible for resale under, the principal securities exchanges and markets within the United States of America on which other shares of Common Stock are then listed.

SECTION 12 ADJUSTMENT OF EXERCISE PRICE; REGISTRATION; AND NUMBER OF WARRANT SHARES ISSUABLE

                  (a) The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment upon events enumerated in this Section 12.

                  (b) The Company has agreed to (i) use its best efforts to register with the Securities and Exchange Commission ("SEC") on an appropriate form under the Act, as soon as practicable after issuance of the Warrants (or cause an appropriate post-effective amendment to be made to any existing registered registration statement on or prior to such date), and to use its best efforts to cause to become effective as soon as practicable thereafter, such registration statement with respect to the Warrants and the Warrant Shares and
(ii) keep such registration statement effective for a period of time required for the disposition of such Warrants or Warrant Shares. Notwithstanding that the Company may have used its best efforts, if the Company fails to cause such registration statement to be filed on or before July 31, 1997, then the Exercise Price shall be reduced by $.50 per share and if the Company fails to cause such registration statement to be declared effective on or before October 31, 1997, then the Exercise Price shall be reduced by $.50 per share.

                  (c) In connection with registration of the Warrants and the Warrant Shares under the Act pursuant to this Section 12, the Company shall indemnify and hold harmless each holder of such Warrants and such Warrant Shares, each such holder's directors and officers, and each other individual, corporation, partnership or other entity (collectively, a "Person") who participated in the offering of such Warrants and Warrant Shares and each other Person, if any, who controls such holder or such participating Person within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged

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

omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein and provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises from or is based upon the failure by any holder of Warrants or Warrant Shares to deliver a required prospectus or prospectus supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

                  (d) Each holder of Warrants or Warrant Shares registered under the Act in accordance with the provision of this Section 12, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder of Warrants or Warrant Shares specifically for use in any registration statement under which securities were registered under the Act for resale by such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto or the failure of such holder to deliver any required prospectus or prospectus supplement; provided, however, that the indemnification obligations of such holder shall be limited to the gross proceeds from the offering of such Warrants or Warrant Shares, as the case may be, received by such holder.

                  (e) If the indemnification provided for in this Section 12 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well

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

as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding provided, however, that the contribution obligation of any holder shall be limited to the gross proceeds from the offering of the Warrants or the Warrant Shares, as the case may be, received by any such holder.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 12(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (f) If the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Exercise Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 12(j)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this
Section 12(f) is declared but not so paid or made, the Exercise Price shall again be adjusted to the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

                  (g) If the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Exercise Price on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect at the opening of business prior to such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date, plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Exercise Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants and no Warrants are exercised during the period such rights or warrants are outstanding, upon the expiration or termination of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued and during such adjustment period no Warrants are exercised, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the Holders to subscribe for or purchase shares of Common Stock at less than such Exercise Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, with the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  (h) If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (i) If the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 12(f) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants of a type referred to in
Section 12(g) and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 7 applies) (the foregoing hereinafter in this Section 12(i) called the "Distributed Securities"), then, in each such case, the Exercise Price shall be reduced so that the same shall be equal to the price determined by multiplying the Exercise Price in effect immediately prior to the close of business on the Record Date) with respect to such distribution by a fraction of which the numerator shall be the Exercise Price on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Distributed Securities so distributed applicable to one share of Common Stock and the denominator shall be such Exercise Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one share of Common Stock is equal to or greater than the Exercise Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Warrants shall have the right to receive upon exercise of a Warrant (or any portion thereof) the amount of Distributed Securities such holder would have received had such holder exercised such Warrant (or portion thereof) immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such dividend or distribution had not been declared.

                  Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 12 (and no adjustment to the Exercise Price under this Section 12 shall be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment to the Exercise Price under this Section 12 shall be made. If any such rights, or warrants, including any such existing rights or warrants distributed prior to the date of this Warrant Agreement, are subject to subsequent events, upon the occurrence of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such event shall be deemed to be such date of issuance and record date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which an adjustment to the Exercise Price under this Section 12 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Exercise Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Exercise Price shall be readjusted as if such rights and warrants had not been issued.

                  Notwithstanding any other provision of this Section 12 to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any stockholder rights plan) shall be deemed not to have been distributed for purposes of this Section 12 if the Company makes proper provision so that each holder of Warrants who exercises a Warrant or any portion thereof after the date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, the amount and kind of such distributions that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, exercised such Warrant.

                  For purposes of this Section 12(i) and Sections 12(f) and (g), any dividend or distribution to which this Section 12(i) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 12(g) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 12(g) applies (and any Exercise Price reduction required by this Section 12(i) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Exercise Price reduction required by Sections 12(f) and (g) with respect to such dividend or distribution shall then be made), except that (a) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of Section 12(f) and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 12(g) and (b) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12(f).

                  (j) For purposes of this Section 12, the following terms shall have the meanings indicated:

                      (1) "fair  market  value"  shall mean the  amount  which a
          willing  buyer  would  pay  a  willing   seller  in  an  arm's  length
          transaction.

                      (2)  "Record  Date"  shall  mean,   with  respect  to  any
          dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  (k) The Company may make such reductions in the Exercise Price, in addition to those required by Sections 12(f), (g), (h) or (i), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  To the extent permitted by applicable law, the Company from time to time may reduce the Exercise Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Board of Directors has made a determination that such reduction would be in the Company's best interests, which determination shall be conclusive and described in a Board Resolution. Whenever the Exercise Price is reduced pursuant to the preceding sentence, the Company shall mail to the holders of Warrants at such holder's last address appearing on the register of holders maintained for such purpose a notice of the reduction at least 15 days prior to the date the reduced Exercise Price takes effect, and such notice shall state the reduced Exercise Price and the period during which it will be in effect.

                  (l) No adjustment in the Exercise Price under Sections 12(f), 12(g), 12(h) or 12(i) shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 12(l) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 12 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                  (m) In any case in which this Section 12 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event issuing to the holder of any Warrant exercised after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment.

                  (n) For purposes of this Section 12, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

SECTION 13        REDEMPTION OF WARRANTS

                  The Warrants are subject to redemption at the election of the Company prior to their expiration as provided in this Section 13.

                  From and after (a) the earlier of (i) the issuance by the United States District Court, Northern District of Alabama, Southern Division (or any successor court with jurisdiction over the Litigation), of a Final Order (as defined in the Indenture governing the Company's Senior Secured Notes due
1999) certifying the Company's Mandatory (non-"opt-out" Limited Fund) Class under Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure or (ii) the date on which the order (the "Order") approving the Baxter, Bristol-Myers, 3M, McGhan and Union Carbide Revised Settlement Program has become "Final" within the meaning of the Order and ninety seven percent (97%) of the "Current Claimants", as defined in the Order, as of the date of this Agreement, have settled under the terms of the Revised Settlement Program and/or settled with the Company in whatever way is determined by the Board of Directors of the Company to be in the best interest of the Company, and (b) after the occurrence of the earlier of the events described in the preceding clause (a), the closing volume weighted average trading price of the Common Stock, as reported on the Bloomberg Nasdaq Market Reporting System (or any successor thereto), shall average $10.00 or more per share for twenty (20) consecutive trading days or more, the Company shall have the right to redeem from the Warrant holders the Warrants at a redemption price of $.01 per Warrant.

                  With respect to any redemption, the Company shall mail by first class mail, postage prepaid, not later than 30 days prior to the date set for redemption (the "Redemption Date"), a notice of redemption to each Warrant holder whose Warrants are to be redeemed, and shall deliver a copy of such notice to the Warrant Agent.

                  The notice shall identify the Warrants to be redeemed and shall state: (1) the Redemption Date; (2) the portion of the number of whole Warrant Shares issuable upon exercise of such Warrant to be redeemed and that, after the Redemption Date, upon surrender of such Warrant Certificate, a new Warrant Certificate or Certificates evidencing the unredeemed Warrant or Warrants will be issued; (3) the name and address of any paying agent, if other than the Warrant Agent; (4) that the Warrant Certificates called for redemption must be surrendered to the paying agent or the Warrant Agent, as applicable, to collect the redemption price; (5) that the right to exercise the Warrants called for redemption ceases on and after the Redemption Date; (6) that such holder may elect to exercise such Warrant at any time prior to the Redemption Date by following the procedures set forth in Section 7 of this Warrant Agreement for exercise, including surrendering such Warrant Certificates with duly signed Elections for Exercise and payment of the Exercise Price, prior to such date; and (7) that payments upon presentation of Warrant Certificates shall be made as soon as practicable after presentation to the Warrant Agent or other paying agent.

                  At the Company's written request, the Warrant Agent shall give the notice of redemption in the Company's name and at its expense.

                  Upon surrender of a Warrant Certificate that is redeemed in part, the Company shall issue and the Warrant Agent shall authenticate for the holder at the expense of the Company a new Warrant Certificate evidencing the unredeemed Warrant or Warrants of the Warrant Certificate surrendered. Each redemption under this Section 13 shall be pro rata to all holders of Warrants, by lot or by such other means as the Company shall determine.

SECTION 14        RIGHTS OF WARRANT HOLDERS

                  Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed prior to the date of surrender of the Warrants in accordance with Section 7 as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

SECTION 15        FRACTIONAL INTERESTS

                  The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this

Section 15, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

SECTION 16        NOTICES TO WARRANT HOLDERS

                  Upon any adjustment of the Exercise Price pursuant to Section 12, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent an officers' certificate setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at its address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

SECTION 17        MERGER, CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT

                  Any corporation  into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 19. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

                  In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant

Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

SECTION 18        WARRANT AGENT

                  The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

                  (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

                  (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

                  (c) The  Warrant  Agent may  consult at any time with  counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                  (d)  The   Warrant   Agent  shall   incur  no   liability   or
             responsibility  to the  Company  or to any  holder  of any  Warrant
             Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver consent order certificate or other paper, document or instrument believed by it to be genuine and to have been signed sent or presented by the proper party or parties.

                  (e) The Company agrees to pay to the Warrant Agent  reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant

             Agent in the execution of this Agreement except as a result of its negligence or bad faith.

                   (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

                   (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniary interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  (h) The Warrant Agent shall act hereunder  solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

                  (i) The Warrant  Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such

             Warrant  Shares or other  securities  will when  issued be  validly
             issued   and   fully   paid  and   nonassessable,   and   makes  no
             representation with respect thereto.

SECTION 19        CHANGE OF WARRANT AGENT

                  If the Warrant Agent shall become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The holders of Warrants exercisable for in excess of 50% of the aggregate number of Warrant Shares then purchasable upon exercise of all Warrants, whether or not then exercisable (the "Majority Holders"), shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 18, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

SECTION 20        NOTICES TO COMPANY AND WARRANT AGENT

                  Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                           Inamed Corporation
                           3800 Howard Hughes Parkway, Suite 900
                           Las Vegas, Nevada 89109
                           Attention:  Chief Executive Officer

In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

                  Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                           U.S. Stock Transfer Corporation
                           1745 Gardena Avenue
                           Glendale, California 91204-2991
                           Attention: President

SECTION 21        SUPPLEMENTS AND AMENDMENTS

                  The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which, in each case described in this Section 21, shall not in any way affect the interests of the holders of Warrant Certificates. In all other instances, this Agreement may only be modified or amended or the provisions hereof waived with the written consent of Company and the Majority Holders; provided that this Agreement may not be modified or amended to reduce the number of shares of Common Stock for which the Warrants are exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrants (before giving effect to any adjustment as provided therein) without the prior written consent of each holder of the Warrants.

SECTION 22        SUCCESSORS

                  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 23        TERMINATION

                  This Agreement shall terminate at 5:00 p.m., New York City time on March 31, 2000. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised.

SECTION 24        GOVERNING LAW

                  This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

SECTION 25        BENEFITS OF THIS AGREEMENT

                  Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

SECTION 26        COUNTERPARTS

                  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 27        REMEDIES

                  Each holder of Warrants and Warrant Shares, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 12 of this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 12 of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                     INAMED CORPORATION, a Florida
                                     corporation


                                     By:  /s/ Donald K. McGhan
                                          --------------------
                                          Donald K. McGhan
                                          CEO & Chairman

                                     U.S. STOCK TRANSFER
                                     CORPORATION, as Warrant Agent:


                                     By:  /s/ John E. Stein
                                          --------------------
                                          John E. Stein
                                          President

                                    EXHIBIT A

                          [Form of Warrant Certificate]

                                     [Face]

         NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE UNDERLYING COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND ALL APPLICABLE STATE SECURITIES LAWS.



 No. _____                        Warrant Certificate

                               INAMED CORPORATION

                  This Warrant Certificate certifies that ________________ or registered assigns, is the registered holder of _______ Warrants expiring March 31, 2000 (the "Warrants") to purchase Common Stock, par value $.01 (the "Common Stock"), of Inamed Corporation, a Florida corporation (the "Company"), at an exercise price of $8.00 per share of Common Stock, subject to adjustment (the "Exercise Price").

                  To exercise this Warrant the Warrant holder must elect and sign the exercise election on the reverse side of this Warrant Certificate and deliver to the Warrant Agent (a) this Warrant Certificate and (b) cash or a certified or official bank check payable to the Company for the Exercise Price for the Warrants. The signature on the form of election shall be guaranteed by an Eligible Guarantor Institution as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

                  The Exercise Price of the Warrants is subject to adjustment and the Warrants are subject to certain redemption rights in favor of the Company upon the occurrence of certain events set forth in the Warrant Agreement.

                  No Warrant may be exercised prior to August 15, 1997 or after 5:00 p.m., New York City Time on March 31, 2000, and to the extent not exercised by such time such Warrants shall become void.

                  Reference is hereby made to the further provisions and defined terms of this Warrant Certificate set forth on the reverse hereof and such further provisions and defined terms shall for all purposes have the same effect as though fully set forth at this place. This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

                         This   Warrant   Certificate   shall  be  governed  and
construed in accordance with the internal laws of the State of New York.

                         IN WITNESS WHEREOF,  Inamed Corporation has caused this
Warrant Certificate to be signed by its President and by its Secretary, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                Dated: July 2, 1997
                                         INAMED CORPORATION, a
                                         Florida corporation


                                         By: ________________________
                                             Donald K. McGhan
                                             CEO & Chairman


                                         By: ________________________
                                             Carol A. Brennan
                                             Assistant Secretary




        Countersigned:

        U.S. STOCK TRANSFER CORPORATION,
        as Warrant Agent


        By:  ______________________
                Authorized Signature

                          [Form of Warrant Certificate]

                                    [Reverse]

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring March 31, 2000, entitling the holder on exercise to receive shares of Common Stock, par value $.01, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a
Warrant Agreement dated as of July 2, 1997 (the "Warrant Agreement"), duly executed and delivered by the Company to U.S. Stock Transfer Corporation, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                  Warrants may be exercised at any time after August 15, 1997 and before March 31, 2000 as described on the other side of this certificate.

                  In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant. The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted.

                  Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants. Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except, under the circumstances set forth in the Warrant Agreement, for any tax or other governmental charge imposed in connection therewith.

                  The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                                    EXHIBIT B

                         [Form of Election for Exercise]

                  The  undersigned  hereby  irrevocably  elects to exercise  the right, represented by this Warrant Certificate, to receive ___________ shares of Common Stock and herewith tenders payment for such shares in the amount of $______ in accordance with the terms of the Warrant Agreement dated as of July 2, 1997. The undersigned requests that a certificate for such shares be registered in the name of ___________________, whose address is __________________________________ and that such shares be delivered to
________________________________            whose           address           is
_______________________________________.  If said  number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such whole shares be registered in the name of ___________________________, whose address is _______________________________________________________________
and  that  such  Warrant   Certificate   be  delivered   to,  whose  address  is
________________________________________________.



                                            Signature:

         Date:



                                            Signature Guaranteed













                                       B-1